Exhibit 10.1

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

SECOND AMENDMENT TO

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Second Amendment”) is made and entered into as of August 5, 2016 (“Amendment Date”) by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”) and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into an Amended and Restated Exclusive License Agreement dated December 30, 2013, as amended by a First Amendment dated March 20, 2015 (the “License Agreement”). The License Agreement pertains to technologies related to cardiosphere derived cells (“CDCs”).

B.	CSMC subsequently filed U.S. provisional patent application […***…].

C.	The parties desire to amend the License Agreement as further described herein to incorporate rights to U.S. patent application […***…].

D.	Rights to U.S. patent application […***…] are being licensed by CSMC to Licensee in that certain Third Amendment to License Agreement (“Exosomes Third Amendment”) executed concurrently herewith.

E.	It is the intent of the parties that all rights embodied in U.S. patent application […***…] are licensed from CSMC to Licensee through the combination of this Second Amendment and the Exosomes Third Amendment.

F.	The parties also desire to amend the License Agreement as further described herein to add rights encompassed within U.S. patent applications […***…].

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.        Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

2.        Amendments to the License Agreement.

(a)          All rights pertaining to CDCs, including their use in treatment of heart failure with preserved ejection fraction, encompassed within the following U.S. Patent Application number are hereby added to Schedule A (Patent Rights) to the License Agreement:

[…***…]

(b)          Within thirty (30) days of the Amendment Date, Licensee shall pay to CSMC a non-refundable upfront fee in the amount of two thousand five hundred U.S. dollars ($2,500) with respect to the patent application referenced in Section 2(a) hereof.

(c)          The following patent applications are hereby added to Schedule A (Patent Rights) to the License Agreement:

[…***…]

(d)          Within thirty (30) days of the Amendment Date, Licensee shall pay to CSMC the unreimbursed costs, including attorney’s fees and filing fees, actually incurred to date by CSMC in the preparation and/or prosecution of the patent applications referenced in Section 2(c) hereof, which amount to a total of $10,072.61 as of the Amendment Date (and which amount shall be non-refundable).

3.        Other Provisions. This Amendment is a revision to the License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the License Agreement shall remain in full force and effect.

4.        Further Assurances. Each of the parties hereto shall execute such further documents and instruments and do all such further acts as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Amendment.

5.        Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Amended and Restated Exclusive License Agreement as of the day and year first above written.

Dated: August 2, 2016	CAPRICOR, INC.

	By:	/s/ Karen Krasney
		Name:	Karen Krasney, Esq.
		Title:	Executive Vice President,
General Counsel

Dated: August 5, 2016	CEDARS-SINAI MEDICAL CENTER

	By:	/s/ James D. Laur, Esq.
		Name:	James D. Laur, Esq.
		Title:	Vice President,
Legal & Technology Affairs

	By:	/s/ Edward M. Prunchunas
		Name:	Edward M. Prunchunas
		Title:	Executive Vice President,
Finance & Chief Financial Officer

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